EXHIBIT 32.2

Certification
Pursuant to 18 U.S.C. Section 1350
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q for the period ended September 30, 2017, of Newpark Resources, Inc. (the “Company”), as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Gregg S. Piontek, Vice President and Chief Financial Officer (Principal Financial Officer) of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 31, 2017

/s/ Gregg S. Piontek
Gregg S. Piontek
Vice President and Chief Financial Officer